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                                   FORM 8-K



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                           _________________________



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                                April 27, 2000



                            VASTAR RESOURCES, INC.
              (exact name of registrant as specified in charter)


Delaware                        1-13108            95-4446177
(State or other              (Commission          (IRS Employer
jurisdiction of              File Number)         Identification No.)
Incorporation)


                  15375 Memorial Drive, Houston, Texas 77079
              (Address of Principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:   (281) 584-6000
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Item 5.   Other Events.

  Attached as Exhibit 99.1 to this Form 8-K is a press release announcing a significant deepwater discovery on Entrada prospect and updating deepwater progress.


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                                   SIGNATURE



    Pursuant to the requirements of the Securities Exchange Act of 1934, Vastar Resources, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           VASTAR RESOURCES, INC.
                                           (Registrant)



Dated:    April 27, 2000

                                           /s/  Steven J. Shapiro
                                           ___________________________
                                           (signature)
                                           Steven J. Shapiro
                                           Senior Vice President and Chief
                                           Financial Officer
                                           (Duly Authorized Officer and
                                           Principal Financial Officer)



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                                 EXHIBIT INDEX

Exhibit
No.        Description
_______    ___________

99.1 Press Release Dated April 27, 2000 Regarding Vastar Deepwater Discovery and Updates to Deepwater Progress.


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